SCHEDULE 14A
                               (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:
/X/  Preliminary Proxy Statement           / /  Confidential, for Use of the
                                                Commission Only (as permitted
                                                by Rule 14a-6(e)(2))
                                                or Rule 14a-12
/ /  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Rule 14a-11(c)


                            MENTOR INCOME FUND, INC.
- ------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

- ------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/X/  No fee required.
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

- ------------------------------------------------------------------------------
     (2)  Aggregate number of securities to which transaction applies:

- ------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

- ------------------------------------------------------------------------------
     (4)  Proposed maximum aggregate value of transaction:

- ------------------------------------------------------------------------------
     (5)  Total fee paid:

- ------------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials:

- ------------------------------------------------------------------------------

                               Page 1 of [ ]

     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:

- ------------------------------------------------------------------------------
     (2)  Form, Schedule, or Registration no.:

- ------------------------------------------------------------------------------
     (3)  Filing Party:

- ------------------------------------------------------------------------------
     (4)  Date Filed:

- ------------------------------------------------------------------------------


                                   Page 2 of [ ]
o:/mentor/mif/mifproxy.doc
                                                                          DRAFT
                            MENTOR INCOME FUND, INC.
                               200 BERKELEY STREET
                           BOSTON, MASSACHUSETTS 02116




August 9, 2000


Dear Shareholder,

         We are pleased to invite you to attend a Special Meeting (the "Meeting") of shareholders of Mentor Income Fund, Inc. (the "Fund") to be held on September 27, 2000. The enclosed proxy includes proposals relating to the approval of a new investment advisory agreement, the election of members of the Fund's Board of Directors, approval of amendments to the Articles of Incorporation changing the Fund's name and deleting certain provisions, and the approval of auditors.

         U.S. Bank National Association ("U.S. Bank") has agreed to acquire certain assets of the Fund's investment advisor, Mentor Investment Advisors, LLC ("Mentor"), that relate to the management and operations of the Fund. In connection with this transaction, it is proposed that the Fund engage U.S. Bank to serve as its investment advisor pursuant to a new investment advisory agreement between the Fund and U.S. Bank (the "New Advisory Agreement").

         Due to U.S. Bank's experience and expertise in managing closed-end funds, as well as the other factors described in the accompanying proxy statement, both Mentor and the Fund's Board of Directors believe it is in the best interests of Fund shareholders for U.S. Bank to replace Mentor as investment advisor of the Fund.

         The New Advisory Agreement is the same in all material respects as the advisory agreement currently in effect between the Fund and Mentor except for the fact that (i) U.S. Bank, rather than Mentor, will serve as the investment advisor of the Fund, (ii) the standard of care and indemnification provisions in the New Advisory Agreement are more favorable to Fund shareholders than those in the current advisory agreement, (iii) the law chosen to govern the New Advisory Agreement is that of Minnesota rather than Virginia, and (iv) the New Advisory Agreement takes effect upon the effectiveness of U.S. Bank's acquisition of assets from Mentor . THERE WILL BE NO CHANGE IN THE INVESTMENT ADVISORY FEES PAYABLE BY THE FUND UNDER THE NEW ADVISORY AGREEMENT.

         It is important to keep in mind that U.S. Bank is acquiring certain assets of Mentor and is not acquiring the assets of the Fund. Moreover, the acquisition will not result in any change in investment policies or restrictions of the Fund.

         THE BOARD OF DIRECTORS HAS APPROVED THE PROPOSALS AND RECOMMENDS THAT YOU VOTE FOR ALL OF THE PROPOSALS.

         Whether or not you plan to attend the Meeting, you may vote by proxy by completing, dating, signing and returning the enclosed proxy card in the enclosed postage prepaid envelope. You may record your vote by telephone by calling 877-504-5025. You may also FAX your completed and signed proxy card (both front and back sides) to [800-________]. If you attend the Meeting and wish to vote in person, you may revoke your proxy at that time. You will receive more than one proxy card if you hold shares in more than one account. Please sign and return each card you receive. Instructions on how to vote are included at the end of the proxy statement.

         If you have any questions about the proposals or the proxy card, please call Shareholder Communications Corporation, our proxy solicitor, at 877-504-5025. If the Fund does not receive a sufficient number of votes in favor of the proposals, you may receive a telephone call from Shareholder Communications Corporation requesting your vote.

         Thank you for taking this matter seriously and participating in this important process.



                                                     Sincerely,

                                                     [Signature]

                                                     W. Douglas Munn
                                                     PRESIDENT
                                                     Mentor Income Fund, Inc.

                            MENTOR INCOME FUND, INC.
                               200 BERKELEY STREET
                           BOSTON, MASSACHUSETTS 02116

                         -------------------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                         -------------------------------


         Notice is hereby given that a Special Meeting of shareholders of Mentor Income Fund, Inc. (the "Fund") will be held at 200 Berkeley Street, Boston, Massachusetts 02116 on September 27, 2000 at 10:00 a.m., Eastern time for the following purposes:

1. TO APPROVE OR DISAPPROVE A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN THE FUND AND U.S. BANK NATIONAL ASSOCIATION.

2. TO ELECT MEMBERS OF THE FUND'S BOARD OF DIRECTORS TO HOLD OFFICE UNTIL THEIR SUCCESSORS ARE DULY ELECTED AND QUALIFIED.

3. TO APPROVE OR DISAPPROVE AN AMENDMENT TO ARTICLE I OF THE FUND'S RESTATED AND AMENDED ARTICLES OF INCORPORATION CHANGING THE NAME OF THE FUND TO AMERICAN INCOME FUND INC.

4. TO APPROVE OR DISAPPROVE AN AMENDMENT TO ARTICLE II OF THE FUND'S RESTATED AND AMENDED ARTICLES OF INCORPORATION DELETING SECTION 2 THEREOF WHICH CURRENTLY RESTRICTS CERTAIN TRANSFERS OF FUND SHARES.

5. TO RATIFY OR REJECT THE SELECTION OF KPMG LLP AS INDEPENDENT ACCOUNTANTS OF THE FUND FOR THE FISCAL YEAR ENDED OCTOBER 31, 2000.

6. TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF.

         The close of business on July 28, 2000 has been fixed as the record date for the determination of shareholders of the Fund entitled to notice of and to vote at the Meeting or any adjournments thereof.

         IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND IN PERSON ARE URGED TO SIGN WITHOUT DELAY AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE, SO THAT THEIR SHARES MAY BE REPRESENTED AT THE MEETING. YOUR PROMPT ATTENTION TO THE ENCLOSED PROXY WILL HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION.


                                             By Order of the Board of Directors


                                             W. Douglas Munn
                                             PRESIDENT

                            MENTOR INCOME FUND, INC.
                               200 BERKELEY STREET
                           BOSTON, MASSACHUSETTS 02116

                                 PROXY STATEMENT

                         SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON SEPTEMBER 27, 2000


         The accompanying Proxy is solicited by the Board of Directors (the "Directors") of Mentor Income Fund, Inc. (the "Fund") to be used at a Special Meeting of shareholders of the Fund to be held on September 27, 2000 at 10:00 a.m., Eastern time, at 200 Berkeley Street, Boston, Massachusetts 02116 and at any adjournment or adjournments thereof (the "Meeting"). The purpose of the Meeting is to consider and act upon the proposals set forth in the accompanying Notice of Special Meeting of Shareholders (the "Proposals"). Shareholders of record at the close of business on July 28, 2000 (the "Record Date") are entitled to notice of and to vote at the Meeting. Each share is entitled to one vote on all matters described herein and each fractional share is entitled to a proportionate share of one vote on such matters. The most recent annual report to shareholders of the Fund and most recent semi-annual report to shareholders are available upon request, without charge, by writing to the Fund at 200 Berkeley Street, Boston, Massachusetts 02116, or by calling the Fund at 877-504-5025. The principal executive offices of the Fund are located at 200 Berkeley Street, Boston, Massachusetts 02116.

         The Fund has retained Shareholder Communications Corporation (the "Proxy Solicitor") to assist it in the solicitation of proxies. It is expected that the cost of soliciting proxies will be approximately $25,000. The Proxy Solicitor may supplement its solicitation of proxies by mail, telephone or otherwise. The costs of soliciting proxies, including the cost of preparing and mailing the Notice of Special Meeting of Shareholders and this Proxy Statement, will be paid by the Fund, First Union Corporation ("FUC") and U.S. Bank National Association ("U.S. Bank"). The Fund will bear the expenses of the proxy up to $20,000. Thereafter, FUC and U.S. Bank will equally share the expenses up to $40,000. Finally, FUC will bear the expenses that exceed $40,000. However, if shareholders do not approve the New Advisory Agreement, FUC will bear all expenses in excess of the $20,000 borne by the Fund. These proxy materials are first being mailed to shareholders on or about [AUGUST 9, 2000].

         All properly executed proxies received prior to the Meeting and not revoked will be voted at the Meeting in accordance with the instructions marked thereon. Executed proxies that are unmarked will be voted for each of Proposals 1 through 5. Votes cast by proxy or in person at the Meeting will be counted by one or more persons appointed by the Fund to act as inspectors for the Meeting. The inspectors will count the total number of votes cast "FOR" approval of each proposal for purposes of determining whether sufficient affirmative votes have been cast. The inspectors will count shares represented by proxies that withhold authority to vote or that reflect abstentions or "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Proxies that withhold authority to vote, abstentions and broker non-votes will have the effect of a negative vote on each of the Proposals, other than the election of Directors which requires only a plurality.

         Any shareholder may revoke his or her proxy at any time before it is voted by (i) giving written notice of revocation to the Secretary of the Fund at the address set forth on the cover of this proxy statement, (ii) properly executing and delivering a later-dated proxy, or (iii) appearing in person at the Meeting to vote his or her shares.

         In the event that a quorum is not present at the Meeting, or in the event that a quorum is present at the Meeting but sufficient votes to approve any of the Proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. A shareholder vote may be taken on one or more Proposals prior to such adjournment if sufficient votes have been received. Any adjournment will require the affirmative vote of a majority of those shares present at the Meeting in person or by proxy. In the event any adjournment of the Meeting is proposed, the persons named as proxies will vote those proxies which they are entitled to vote FOR any of the Proposals in favor of adjournment and will vote those proxies required to be voted AGAINST all of the Proposals against any such adjournment.

         On the Record Date, 11,817,776 shares were outstanding.

         The following entities owned of record or are known by the Fund to own beneficially 5% or more of the outstanding shares of the Fund as of the Record
Date:

-------------------------------- -------------------------- --------------------
          NAME AND ADDRESS OF        AMOUNT AND NATURE OF
           BENEFICIAL OWNER            BENEFICIAL OWNER       PERCENT OF CLASS
-------------------------------- -------------------------- --------------------
-------------------------------- -------------------------- --------------------
Charles Schwab & Co. Inc.                 77,623.237               6.523%
Special Custody Account for the
Exclusive
Benefit of                                  UPDATE
Customers
Reinvest Account Mut Fds
Dept
Attn:  Mutual Funds
Dept
101 Montgomery
St.
San Francisco, CA  94104-4122
------------------------------- ------------------------------------------------


PROPOSAL 1 -- APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN THE FUND AND U.S. BANK.

INTRODUCTION

              On July 7, 2000, U.S. Bank, First Union Corporation ("FUC") and Mentor Investment Advisors, LLC ("Mentor") entered into an Asset Purchase Agreement ("Acquisition Agreement"), pursuant to which U.S. Bank will purchase certain assets of Mentor, the Fund's present investment advisor, that relate to the management and operations of the Fund (the "Acquisition").

         The Acquisition is subject to various conditions being satisfied prior to closing, including, among other things, the requisite approvals of a new investment advisory agreement ("New Advisory Agreement") by Fund shareholders and the election of a new Board of Directors, the composition of which is reconstituted in a manner acceptable to both U.S. Bank and Mentor. U.S. Bank and Mentor agreed in the Acquisition Agreement that the Mentor will use its reasonable best efforts to cause the Fund to call a shareholders meeting for the purpose of causing the Board to be reconstituted and approving the New Advisory Agreement. The Acquisition is not expected to result in any material change in the investment policies or restrictions of the Fund.

         Other than the Fund and one other closed-end fund, the advisory subsidiaries of FUC manage only open-end mutual funds. U.S. Bank on the other hand, currently manages 11 closed-end funds with a total of approximately $1.5 billion in assets, as well as 41open-ends funds with more than $33 billion in assets. Due to U.S. Bank's experience and expertise in managing closed-end funds, as well as the other factors described below under "Board Consideration," both FUC and the Fund's Board of Directors believe it is in the best interests of Fund shareholders for U.S. Bank to replace Mentor as investment advisor of the Fund. Upon consummation of the Acquisition, the Fund will change its name to American Income Fund, Inc.

         Accordingly, shareholders of the Fund are being asked to approve a New Advisory Agreement with U.S. Bank, pursuant to which U.S. Bank will be retained to provide investment advisory and management services to the Fund. If approved by shareholders, the New Advisory Agreement will become effective upon the Acquisition. If the Acquisition is not consummated, the New Advisory Agreement will not be entered into, the Fund's current investment advisory agreement would remain in place, and Mentor would continue to serve as the investment advisor of the Fund.

1940 ACT REQUIREMENTS

         Section 15(a) of the Investment Company Act of 1940 (the "1940 Act") prohibits any person from serving as an investment advisor to a registered investment company except pursuant to a written contract that has been approved by shareholders. Therefore, in order for U.S. Bank to provide investment advisory services to the Fund, shareholders of the Fund must approve the New Advisory Agreement with U.S. Bank.

         Mentor has informed the Fund that it proposes to comply with Section 15(f) of the 1940 Act in connection with the Acquisition. In this regard, U.S. Bank has agreed in the Acquisition Agreement to use its reasonable best efforts to assure compliance with Section 15(f). In substance, Section 15(f) provides that when a sale of any interest in an investment advisor occurs, the investment advisor or any of its affiliated persons may receive any amount or benefit in connection therewith as long as two conditions are satisfied. First, an "unfair burden" must not be imposed on the investment company as a result of the transaction relating to the sale of such interests, or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" (as defined in the 1940 Act) includes any arrangement during the two-year period after the transaction whereby the investment advisor (or predecessor or successor advisor), or any "interested person" (as defined in the 1940 Act) of any such advisor, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its securities holders (other than fees for bona fide investment advisory or other services) or, with certain exceptions, from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company. U.S Bank, FUC and Mentor are not aware of any circumstances arising from the Acquisition that might result in an unfair burden being imposed on the Fund. In particular, U.S Bank has agreed not to request an increase in advisory fees payable by the Fund during the two-year period following the effective date of the New Advisory Agreement. The second condition of Section 15(f) is that during the three-year period following the consummation of a transaction, at least 75% of the investment company's board must not be "interested persons" of the company's investment advisor or predecessor advisor. The Acquisition Agreement provides that this condition need not be complied with if U.S. Bank obtains Securities and Exchange Commission ("SEC") exemptive relief which is in a form reasonably acceptable to Mentor.

         In anticipation of the Acquisition, at a meeting held in person on July 18, 2000, all of the Directors who attended the meeting, including a majority of the Directors who are not "interested persons" of the Fund, Mentor or U.S. Bank (the "Independent Directors" as defined by the 1940 Act), approved the New Advisory Agreement between the Fund and U.S. Bank. The provisions of the New Advisory Agreement are in all material respects similar to the provisions of the advisory agreement of the Fund currently in effect, except as described below under "New Advisory Agreement." Shareholders should note that the Advisory fee payable by the Fund will remain unchanged under the New Advisory Agreement.

U.S. BANK

         U.S. Bank is a national banking association that has professionally managed assets for individuals, investment companies, insurance companies, foundations, commingled accounts, trust funds, and others for over 75 years. At June 30, 2000, U.S. Bank had more than $79 billion in assets under management, including investment company assets of more than $35 billion 41 open-end funds and 11 closed-end funds (collectively, the "First American Fund complex"). U.S. Bank's address is 601 Second Avenue South, Minneapolis, Minnesota 55402.

         First American Asset Management, a division of U.S. Bank, currently serves as the investment advisor to the following funds (which are series of First American Investment Funds, Inc. ("FAIF") and First American Strategy Funds, Inc. ("FASF")) which have investment objectives similar to those of the Fund and is entitled to receive advisory fees from such funds as follows:

                NAME OF FUND                    NET ASSETS AS OF       CONTRACTUAL RATE OF       ACTUAL ADVISORY FEES
                                                 JUNE 30, 2000            COMPENSATION1             AFTER WAIVERS
FAIF Fixed Income Fund                        $  1,390,763,879                0.70%                    0.51%2
                                                                                                             -
FAIF Intermediate Term Income Fund            $    427,817,592                0.70%                    0.43%2
                                                                                                             -
FAIF Limited Term Income Fund                 $    184,625,232                0.70%                    0.18%2
                                                                                                             -
FAIF Strategy Income Fund                     $     56,625,232                0.25 %                   0.00%3


1  As a percentage of average daily net assets.
2 Fees paid after waivers (as a percentage of average daily net assets) during the fiscal year ended September 30, 1999.
3 Although the Advisor waived the entire contractual rate of compensation, FASF Strategy Income Fund is a fund of funds that invests exclusively in other First American Funds, and the Advisor earns fees in managing the underlying
   First American Funds, and the Advisor earns fees in managing the underlying First American Funds in which FASF Strategy Income Funds invests.

         U.S. Bank is a subsidiary of U.S. Bancorp, which is a regional multi-state bank holding company headquartered in Minneapolis, Minnesota that primarily serves the Midwestern, Rocky Mountain and Northwestern states. At March 31, 2000, U.S. Bancorp and its consolidated subsidiaries had consolidated assets of more than $83 billion, consolidated deposits of more than $51 billion and shareholders' equity of $7.7 billion.

         The executive officers and directors of U.S. Bank are:

NAME/ADDRESS                             TITLE                                  PRINCIPAL OCCUPATION
John P. Grundhofer                       Chairman and Chief Executive Officer   Chairman and Chief Executive Officer
601 Second Avenue South, Minneapolis,                                           of U.S. Bancorp
MN 55402

Philip G. Heasley                        Director, President and Chief          President and Chief Operating
601 Second Avenue South, Minneapolis,    Operating Officer                      Officer of U.S. Bancorp
MN 55402
Andrew J. Cecere                         Director and Vice Chairman of U.S.     Chief Financial Officer of U.S.
601 Second Avenue South, Minneapolis,    Bank                                   Bancorp Commercial Services
MN 55402

Andrew S. Duff                           Vice Chairman of U.S. Bank             Wealth Management and Capital
800 Nicollet Mall, Minneapolis, MN                                              Markets
55402

Daniel J. Frate                          Vice Chairman of U.S. Bank             President of Payment Systems
601 Second Avenue South, Minneapolis,
MN 55402

J. Robert Hoffman                        Director, Executive Vice President     Executive Vice President and Chief
601 Second Avenue South, Minneapolis,    and Chief Credit Officer               Credit Officer of U.S. Bancorp
MN 55402

Peter G. Michielutti                     Executive Vice President of U.S. Bank  Information Services
2751 Shephard Road, St. Paul, MN 55116

Lee R. Mitau                             Director, Executive Vice               Executive Vice President - Corporate
601 Second Avenue South, Minneapolis,    President-Corporate Development,       Development, General Counsel and
MN 55402                                 General Counsel and Secretary          Secretary of U.S. Bancorp

Daniel M. Quinn                          Vice Chairman of U.S. Bank             Commercial Banking
918 17th Street, Denver, CO 80202

Peter E. Raskind                         Director and Vice Chairman of U.S.     Branch and Telephone Banking
601 Second Avenue South, Minneapolis,    Bank
MN 55402

Daniel C. Rohr                           Vice Chairman of U.S. Bank             Corporate Banking
601 Second Avenue South, Minneapolis,
MN 55402

Robert H. Sayre                          Executive Vice President Human         Executive Vice President of U.S.
601 Second Avenue South, Minneapolis,    Resources                              Bancorp Human Resources
MN 55402

Daniel W. Yohannes                       Vice Chairman of U.S. Bank             Consumer Banking
950 17th Street, Denver CO 80202


MENTOR

         Mentor is a wholly-owned subsidiary of First Union National Bank ("FUNB"), which is a subsidiary of FUC. The address of Mentor is 901 East Byrd Street, Richmond, Virginia 23219. FUNB is a subsidiary of FUC. The addresses of FUC and FUNB are 301 South College Street, Charlotte, North Carolina 28288.

         For the Fund's most recently completed fiscal year no brokerage commissions were paid to an affiliate of Mentor by the Fund.


CURRENT ADVISORY AGREEMENT

               The current advisory agreement between the Fund and Mentor (the "Current Advisory Agreement") was first approved by the Board of Directors on September 10, 1997, and by the shareholders of the Fund on December 22, 1997. The Current Advisory Agreement was voted upon at that time in connection with the acquisition of Mentor by FUNB. The Current Advisory Agreement had an initial term of two years and has been continued in effect thereafter by action of the Board of Directors. The continuation of the Current Advisory Agreement for an additional one year period was last approved by the Directors at a meeting held on December 17, 1999.

              As investment advisor to the Fund, Mentor is entitled to receive from the Fund a monthly fee at an annual rate of 0.65% of the average weekly net assets of the Fund.

NEW ADVISORY AGREEMENT

              Pursuant to the proposed New Advisory Agreement, U.S. Bank will serve as investment advisor of the Fund. The provisions of the New Advisory Agreement are in all material respects similar to the provisions of the Current Advisory Agreement except as follows: . o The advisor under the New Advisory Agreement will be U.S. Bank rather than Mentor.

o The New Advisory Agreement requires U.S. Bank to indemnify the Fund in the event, among other things, of negligence on U.S. Bank's part. The Current Advisory Agreement does not provide for Mentor to indemnify the Fund.

o The Current Advisory Agreement requires the Fund to indemnify Mentor except in the case, among other things, of gross negligence on Mentor's part. The New Advisory Agreement does not provide for the Fund to indemnify U.S. Bank.

o Consistent with the foregoing provisions, U.S. Bank is held to a simple "negligence" standard of care under the New Advisory Agreement, compared to the "gross negligence" standard which applies to Mentor under the Current Advisory Agreement. This simple negligence standard is more favorable to the shareholders than the gross negligence standard in the Current Advisory Agreement.

o The law chosen to govern the New Advisory Agreement is that of Minnesota rather than that of Virginia, as is the case under the Current Advisory Agreement. However, the Fund does not expect this change to have a material impact on its operation.

o The New Advisory Agreement will take effect upon the effectiveness of the Acquisition contemplated by the Acquisition Agreement.

         Under the New Advisory Agreement, U.S. Bank will manage and administer the operations of the Fund, and manage the investment and reinvestment of the Fund's assets in conformity with such Fund's investment objectives and restrictions, subject to the supervision of the Directors. In addition, U.S. Bank will provide office space, all necessary office facilities, equipment and personnel in connection with its services under the New Advisory Agreement, and will bear all other expenses it incurs in connection with the services it renders. All charges and expenses, other than those specifically referred to above as being borne by its investment advisor, are currently, and will continue to be, paid by the Fund, including, but not limited to, custodian charges and expenses, bookkeeping and auditors' charges and expenses, transfer agent charges and expenses, fees of Independent Directors, brokerage commissions, brokerage fees and expenses, issue and transfer taxes, interest, taxes and corporate fees payable to governmental agencies, the cost of share certificates, fees and expenses of the registration and qualification of the Fund and its shares with the SEC or under state or other securities laws, expenses of preparing, printing and mailing of prospectuses, statements of additional information, notices, reports and proxy materials to shareholders of the Fund, expenses of shareholders' and Directors' meetings, charges and expenses of legal counsel for the Fund and for the Directors, charges and expenses of filing annual and other reports with the SEC and other authorities, and all extraordinary charges and expenses of the Fund.

         The New Advisory Agreement provides that U.S. Bank shall indemnify the Fund with respect to any loss, liability, judgement, cost or penalty which the Fund may directly or indirectly suffer or incur in any way arising out of or in connection with any breach of the agreement by the U.S. Bank. It also provides that U.S. Bank shall be liable to the Fund and its shareholders or former shareholders for any negligence or willful misconduct on the part of the U.S Bank or any of its directors, officers, employees, representatives or agents in connection with the responsibilities assumed by it under the agreement, except in certain cases. The New Advisory Agreement is terminable, without payment of any penalty on 60 days' written notice, by a vote of the holders of a majority of the Fund's outstanding voting shares, or by a vote of majority of the members of the Board of Directors. In addition, the New Advisory Agreement will automatically terminate upon an "assignment" as such term is defined by the 1940 Act.

         If approved by the shareholders of the Fund, the New Advisory Agreement will have an initial term expiring two years after the date of its execution, and may be continued in effect from year to year thereafter if approved annually by the shareholders of the Fund or the Board of Directors, and, in either case, by a majority of the Independent Directors by vote cast in person at a meeting called for such purpose, all as required by the 1940 Act. If approved by shareholders, the New Advisory Agreement will be entered into and become effective upon consummation of the Acquisition.

         The form of the New Advisory Agreement is attached as Exhibit A. The foregoing description of the New Advisory Agreement is qualified in its entirety by reference to Exhibit A.

         Set forth below are (i) the actual annual operating expenses (as a percentage of average net assets) of the Fund for the most recently completed fiscal year ended October 31, 1999. There are no fee waivers or expense reimbursements currently in place, and the management fees payable by the Fund will not change under the New Advisory Agreement.

------------------------ ---------------------------------
                         ACTUAL ANNUAL
                         OPERATING EXPENSES
------------------------ ---------------------------------
------------------------ ---------------------------------
Management Fees          0.65%
------------------------ ---------------------------------
------------------------ ---------------------------------
Other Expenses           0.41%
------------------------ ---------------------------------
------------------------ ---------------------------------
Total                    1.06%
------------------------ ---------------------------------

ADMINISTRATIVE SERVICES

         At a meeting on July 18, 2000, the Board of Directors approved a new administrative services agreement with U.S. Bank pursuant to which U.S. Bank will provide administrative services to the Fund. The provisions and fees of the new agreement are identical to the provisions and fees of the current administrative services agreement between the Fund and Evergreen Investment Services, Inc. The new administrative services agreement will become effective upon the Acquisition as contemplated by the Acquisition Agreement. If the Acquisition is not consummated, Evergreen Investment Services, Inc. will continue to serve as the administrator of the Fund pursuant to the terms of the administrative services agreement now in effect.

SHAREHOLDER SERVICES AND EXCHANGE PRIVILEGES

         The Acquisition is not expected to result in any significant changes in shareholder services available to shareholders of the Fund. The Fund expects that it will continue to offer an automatic reinvestment plan under which all dividends and other distributions are automatically reinvested in full and fractional shares of the Fund.

TRANSFER AGENCY SERVICES

         Equiserve, located at P.O. Box 8128, Boston, Massachusetts 02200, presently serves as the transfer agent and registrar of the Fund and will continue to serve in the same capacity immediately after the Acquisition.

BOARD CONSIDERATION

                  In approving the New Advisory Agreement and determining to submit it to shareholders of the Fund for approval, the Board of Directors considered among other things:

o the fact that the New Advisory Agreement and the Current Advisory Agreement are the same in all material respects, except as described above, including the terms relating to the services to be provided and the fees to be paid by the Fund thereunder

o     the performance of U.S. Bank as advisor to other closed-end funds

o     the skills and capabilities of the personnel of U.S. Bank

o     the experience of U.S. Bank as advisor of fixed-income funds

o     the financial resources of U.S. Bank

o the New Advisory Agreement will enable the Fund to obtain high quality investment advisory services at no increase in investment advisory fees

         Because the Fund is a closed-end fund, it was noted by the Directors that the Fund would benefit from retaining an investment advisor that advises several other closed-end funds. The Directors believed such affiliation may result in an increased organizational emphasis on the Fund because it would no longer be part of a large fund complex whose primary focus is open-end mutual funds.

         The Board also considered that FUC and Mentor have both expressed a desire to focus their management efforts and resources on open-end funds rather than closed-end funds.

         During their consideration, the Directors met with counsel to the Independent Directors regarding the legal issues involved. Based upon their consideration of the matters noted above, all of the Directors present at the meeting determined to recommend to shareholders of the Fund that they approve the New Advisory Agreement. (As noted above, no increase in the rate of advisory fees to be charged to the Fund is proposed.)

REQUIRED VOTE AND RECOMMENDATION OF THE DIRECTORS

         As provided in the 1940 Act, approval of the New Advisory Agreement requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund, which for this purpose means the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of the Fund or (ii) 67% or more of the shares of the Fund present at the Meeting if more than 50% of the outstanding shares are present at the Meeting in person or by proxy.

            ALL OF THE DIRECTORS PRESENT AT THE MEETING, INCLUDING A
                     MAJORITY OF THE INDEPENDENT DIRECTORS,
                        RECOMMEND THAT SHAREHOLDERS VOTE
                        "FOR" THE NEW ADVISORY AGREEMENT.

PROPOSAL 2 -- ELECTION OF DIRECTORS

                  At the Meeting, shareholders of the Fund will vote for the election of eight persons to serve as Directors of the Fund, each to hold office until his successor is elected and qualifies or until his death, retirement, resignation or removal from office. The nominees have been proposed for election by a majority of the persons now serving as Independent Directors of the Fund.
Subject to the election of the nominees, each of the persons now serving as Director will resign his position with the Fund, effective upon consummation of the Acquisition. The Fund's Restated and Amended Articles of Incorporation ("Articles of Incorporation") provide that the Fund's Board of Directors shall be divided into three classes, each having a term of three years. Since the term of office of one class will expire each year, certain nominees will serve less than three years during their initial terms as Directors of the Fund.

         The Acquisition is subject to various conditions being satisfied prior to closing, including, among other things, the election of a new Board of Directors, the composition of which is reconstituted in a manner acceptable to both U.S. Bank and Mentor. The Board at a meeting on July 18, 2000 nominated for election eight new Directors.

         The persons named on the accompanying proxy card intend, in the absence of contrary instructions, to vote all proxies in favor of the election of the nominees named below as Directors of the Fund to serve until their successors are duly elected and qualified. The nominees have each consented to stand for election and to serve if elected. If any of the nominees should be unable to serve, an event not now anticipated, the proxies will be voted for such other person or persons, if any, as shall be designated by the Board of Directors. The Board of Directors recommends that shareholders vote in favor of the election of the nominees.

         The following table sets forth certain information concerning the persons nominated for election as Directors. Each individual currently serves on the Board of Directors of each entity in the First American Fund complex, advised by U.S. Bank.

NAME (AGE)                 PRINCIPAL OCCUPATION DURING LAST FIVE YEARS
----------------------     -----------------------------------------------------------------------------------------------

                      CLASS I NOMINEES TO SERVE UNTIL 2001
                         ANNUAL MEETING OF SHAREHOLDERS:
Robert J. Dayton           Director of the First American Fund complex since September 1994; Chief Executive
Age 56                     Officer and Chairman of Okabena Company (a private
                           family investment office) since 1993.

Roger A. Gibson            Director of the First American Fund complex since October 1997; Vice President of
Age 53                     North America-Mountain Region for United Airlines since June 1995.

Andrew  M. Hunter III      Director of the First American Fund complex since January 1997. Chairman of Hunter,
Age 51                     Keith Industries, Inc., a diversified manufacturing and management services company since 1975.

                      CLASS II NOMINEES TO SERVE UNTIL 2002
                         ANNUAL MEETING OF SHAREHOLDERS:

Leonard W. Kedrowski       Director of the First American Fund complex since November 1993.  Owner and
Age 57                     President of Executive  Management  Consulting,  Inc., a management consulting firm since 1992.

John M. Murphy, Jr.*       Director of the First American Fund complex since June 1999; Chairman and
Age 58                     Chief Investment Officer of First American Asset Management and U.S. Bank Trust,
                           N.A., from 1991 to 1999; Executive Vice President of U.S. Bancorp since 1991;
                           Chairman Minnesota -U.S. Bancorp since 2000.

Robert L.  Spies*          Director of the First American Fund complex since 1997; employed by U.S Bancorp and
Age 64                     subsidiaries from 1957 to 1997, most recently as Vice President, U.S. Bank National Association.


                     CLASS III NOMINEES TO SERVE UNTIL 2003
                         ANNUAL MEETING OF SHAREHOLDERS:

Joseph D. Strauss          Director of First American Fund complex since 1984; Owner and President, Strauss,
Age 58                     Management Company, since 1993; Owner and President, Community Resource Partnerships, Inc.,
                           a community business retention survey company, since 1992.

Virginia L. Stringer       Director of the First American Fund complex since August 1987; Chair since September
Age 54                     1997; Owner and President, Strategic Management Resources, Inc. since 1993.

*Denotes Directors who are considered "interested persons" as defined by the 1940 Act due to their past or current positions as officers of the Fund's proposed new investment advisor or its parent.

REMUNERATION OF CURRENT DIRECTORS

         Each current Director who is not an officer or employee of Mentor, FUC or its affiliates, receives an annual fee of $6,000 from the Fund and $56,000 from the Evergreen open-end funds. In addition, the Directors receive a fee of $1,000 from the Fund and $6,000 from the Evergreen open-end funds for each meeting attended. The Chairman of the Board received an additional annual fee of $2,500 from the Fund and $25,000 from the Evergreen open-end funds. Members of the Audit Committee receive a fee of $1,000 from the Fund and $5,000 from the Evergreen open-end funds for each meeting of the Audit Committee they attended, in addition to which the Chairman of the Audit Committee received an annual fee of $2,000 from the Fund and $15,000 from the Evergreen open-end funds. The Fund did not pay any compensation to its officers or Directors who are affiliated with Mentor or FUC.

         The following table sets forth aggregate compensation paid by the Fund to each non-interested Director during the fiscal year ended October 31, 1999. The Total Compensation column listed below includes compensation paid to each of the Directors for his services as a Director or Trustee of one or more of the Funds in the Evergreen Family of Funds for the calendar year ended December 31, 1999.

                                                                           TOTAL
                                                 AGGREGATE                 COMPENSATION
                                                 COMPENSATION              FROM EVERGREEN
NAME OF DIRECTOR                                 FROM THE FUND             FUND COMPLEX
------------------------------                   ------------------        ------------------
Arch T. Allen, III** ..............................    $257                      N/A
Laurence B. Ashkin*  ............................        $0                    $75,000
Charles A. Austin III*  ...........................      $0                    $75,000
Jerry R. Barrentine* .............................     $267                      N/A
Arnold H. Dreyfuss   ............................      $267                      $0
Weston E. Edwards** ...............................    $257                      N/A
K. Dun Gifford*    ................................      $0                    $75,000
Leroy Keith, Jr.*  ..............................        $0                    $75,000
Thomas F. Keller**  ................................   $227                      N/A
Gerald M. McDonnell* ...........................         $0                    $75,000
Thomas L. McVerry*  ............................         $0                    $85,000
Louis W. Moelchert, Jr. ...........................    $267                       $0
J. Garnett Nelson**    .............................   $257                      N/A
Troy A. Peery, Jr.**   ..............................  $257                      N/A
William Walt Pettit*  ..............................     $0                    $75,000
David M. Richardson*   .........................         $0                    $75,000
Russell A. Salton, III MD* .........................     $0                    $77,000
Michael S. Scofield* ..............................      $0                   $102,000
Richard J. Shima*    ................................    $0                    $75,000


*     Approved by shareholders as a Director of the Fund on December 15, 1999.
** Retired from the Fund as of December 15, 1999 which was prior to the Fund becoming part of the Evergreen Fund complex.

REMUNERATION OF NOMINATED DIRECTORS

         It is  anticipated  that the Board will adopt the current  compensation schedule in place for the other entitites in the First American Fund complex. Under this schedule, no compensation is paid by any fund in the First American Fund complex to any director who is an officer or employee of U.S. Bank or any of its affiliates. Each director, other than the Chair, currently receives an annual retainer from the First American Fund complex of $27,000 and a fee of $4,000 for each full Board meeting attended. The Board Chairreceives an annual retainer of $40,500 and a fee of $6,000 for each full Board meeting attended. Each committee member, other than the Chair of the applicable committee, receives a fee of $1,200 for each committee meeting attended; the Chair of a committee receives a fee of $1,800. Directors also receive a fee of $500 for telephonic Board or committee meetings. The Board or Committee Chair receives a fee of $750 for such meetings. Directors are also reimbursed for travel expenses and, in certain cases, receive a per diem fee of $1,500 when traveling out of town on Fund business. The amounts specified in this paragraph are allocated among the closed-end and open-end funds in the First American Fund complex on the basis of net assets.

         For the year ended December 31, 1999, the nominees who served on the First American Fund complex Boards of Directors/ received the following total compensation from the First American Fund complex:


                                                 TOTAL COMPENSATION FROM
NAME OF DIRECTOR                                FIRST AMERICAN FUND COMPLEX
---------------------                           ----------------------------
Robert J. Dayton  .........................          $55,800
Roger A. Gibson   .........................          $55,300
Andrew M. Hunter, III.........................       $52,800
Leonard W. Kedrowski .........................       $63,400
John M. Murphy, Jr. .........................        $0
Robert L. Spies   .........................          $59,800
Joseph D. Strauss .........................          $73,000
Virginia L. Stringer  .........................      $77,700

COMMITTEES

         The Fund currently has a standing Audit Committee. The nominated Directors who are expected to serve on the Audit Committee are Messrs. Gibson, Kedrowski, Spies and Strauss and Ms. Stringer (ex officio), each of whom is currently a Director and member of the Audit Committee of the other funds in the First American Fund complex. The Audit Committee reviews both the audit and non-audit work of the Fund's independent accountants, submits a recommendation to the Board of Directors as to the selection of independent accountants, and reviews generally the maintenance of the Fund's records and the safekeeping arrangements of the Fund's custodian.

         During the most recent fiscal year ended October 31, 1999, there were four meetings of the Board of Directors of the Fund. Each of the Directors of the Fund attended at least 75% of the meetings of the Board of Directors and the Committee that he or she was eligible to attend.

OFFICERS OF THE FUND

         Officers of the Fund are appointed by the Directors and serve at the pleasure of the Board. The current officers of the Fund are:

NAME/AGE                   TITLE                              PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS
--------                   -----                              -----------------------------------------------
W. Douglas Munn (37)       President (since December 1999)    Senior Vice President and Chief Operating Officer,
                            and Secretary (since March 1999)  Evergreen Investment Services, Inc.; former Strategic
                                                              Planning Director, First Union Brokerage
                                                              Services; Secretary of the Evergreen Funds.

Carol A. Kosel (36)        Treasurer                          Senior Vice President, Evergreen Investment
                           (since December 1999)              Services, Inc. and Treasurer, Vestaur Securities, Inc.;
                                                              former Senior Manager, KPMG LLP; Treasurer of the Evergreen Funds.


         If the Acquisition is consummated, it is anticipated that the following individuals will be appointed by the Board of Directors at the next scheduled meeting of the Directors to serve as the officers of the Fund:



NAME/AGE                       TITLE                PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS

Thomas Plumb                   President             President of First American Fund complex since March 1,
Age 40                                               2000; Chief Executive Officer of First American Asset Management since 1999;
                                                     Executive Vice President of First American Asset Management from 1997 to 1999;
                                                     Senior Vice President of First American Asset Management from 1992 to 1997.

Paul A. Dow                    Vice President        Vice President - Investments of First American Fund complex
Age 49                                               since March 11, 2000; Chief Investment officer and President of First American
                                                     Asset Management since 1999; Senior Vice President of First American
                                                     Asset Management from 1998 to 1999; Chief Executive Officer of Piper
                                                     Capital Management Inc. from 1997 to 1998; Chief Investment Officer of
                                                     Piper Capital from 1989 to 1997.

Jeffrey M. Wilson              Vice President        Vice President - Administration of First American Fund complex since
Age 44                                               March 11, 2000; Senior Vice President of First American Asset
                                                     Management since 1991.

Robert H. Nelson               Treasurer             Treasurer of First American Fund complex since March 11,  2000;  Senior
Age 35                                               Vice President of First American Asset Management since 1998; Senior
                                                     Vice President of Piper Jaffray from 1994 to 1998.

Christopher J. Smith,         Secretary              Secretary of First American Fund complex since
Age 37                                               March 11, 2000; Executive Vice President of First American Asset Management
                                                     since 1998; General Counsel of Investment Advisors Inc. from 1991 to 1998.

Michael J. Radmer             Secretary              Secretary of First American Fund complex since 1981;
Age 55                                               Partner, Dorsey & Whitney LLP, a Minneapolis-based law firm and General Counsel of First American Funds.

REQUIRED VOTE AND RECOMMENDATION OF THE DIRECTORS

         Election of each of the nominees for Director requires the affirmative vote of a plurality of all outstanding shares of the Fund represented in person or by proxy and entitled to vote, provided that a quorum is present at the Meeting.

                  ALL OF THE DIRECTORS PRESENT AT THE MEETING,
               INCLUDING A MAJORITY OF THE INDEPENDENT DIRECTORS,
                        RECOMMEND THAT SHAREHOLDERS VOTE
                   "FOR" THE ELECTION OF EACH OF THE NOMINEES.


PROPOSAL 3 - APPROVAL OF AN AMENDMENT TO ARTICLE I TO THE ARTICLES OF INCORPORATION TO CHANGE THE NAME OF THE FUND

         At a meeting on July 18, 2000, all of the Directors present at the meeting approved by majority vote and recommended the approval by shareholders of an amendment to Article I of the Fund's Articles of Incorporation that would change the name of the Fund from Mentor Income Fund, Inc. to American Income Fund Inc.

         The purpose of this change is to allow the Fund to be identified as one advised by U.S. Bank and part of the First American Fund complex.

REQUIRED VOTE AND RECOMMENDATION OF THE DIRECTORS

         Approval of this proposal requires the affirmative vote of a majority of the Fund's shares outstanding and entitled to vote at the Meeting.

            ALL OF THE DIRECTORS PRESENT AT THE MEETING, INCLUDING A
                     MAJORITY OF THE INDEPENDENT DIRECTORS,
                      RECOMMEND THAT THE SHAREHOLDERS VOTE
                               "FOR" THIS PROPOSAL

PROPOSAL 4 - APPROVAL OF AN AMENDMENT TO ARTICLE II, SECTION 2 OF THE ARTICLES OF INCORPORATION

         At a meeting on July 18, 2000, all of the Directors present at the meeting approved and recommended the approval by shareholders of an amendment to the Fund's Articles of Incorporation that would delete Section 2 of Article II. This Section refers to certain restrictions on the transfer of shares of the Fund to "Disqualified Organizations" (defined below). These restrictions were originally designed to avoid tax liabilities that may be imposed on the Fund when certain shareholders invest in the Fund. The Fund's prospectus states that it may invest in interests issued by real estate mortgage investment conduits ("REMICs"). When the Fund began, certain aspects of the tax treatment of investment in REMICs were not completely clear. Specifically, certain tax rules applied to certain shareholders who owned stock in regulated investment companies, such as the Fund, that acquired residual interests in REMICs. These certain shareholders ("Disqualified Organizations") were not allowed, without serious tax repercussions, to own shares of a fund that held residual interests of REMICs. Furthermore, if a Disqualified Organization owned shares of the Fund, an annual tax could be imposed on the Fund equal to that portion of the "excess inclusion income" of the Fund for the taxable year that is allocable to the Disqualified Organization, multiplied by the highest tax rate applicable to corporations. Since this tax would be detrimental to the other shareholders of the Fund, Article II, Section 2 was inserted into the Articles of Incorporation. This provision provided a method for the removal of certain shareholders found to be Disqualified Organizations.

         Since the Fund no longer invests or intends to invest in residual interests of REMICs, the tax concerns related to a Disqualified Organization purchasing shares of the Fund are no longer present. Also, it is very onerous to track compliance with this provision. For these reasons the Directors believe it would be beneficial to delete Article II, Section 2 of the Articles of Incorporation.

         The text of Article II, Section 2 of the Articles of Incorporation is attached as Exhibit B.

REQUIRED VOTE AND RECOMMENDATION OF THE DIRECTORS

         Approval of this proposal requires the affirmative vote of a majority of the Fund's shares outstanding and entitled to vote at the Meeting.

            ALL OF THE DIRECTORS PRESENT AT THE MEETING, INCLUDING A
                     MAJORITY OF THE INDEPENDENT DIRECTORS,
                        RECOMMEND THAT SHAREHOLDERS VOTE
                               "FOR" THIS PROPOSAL

PROPOSAL 5 - RATIFICATION OF THE SELECTION OF INDEPENDENT ACCOUNTANTS

         The Board of Directors, including the Directors who are not interested persons of the Fund, has selected KPMG LLP as independent accountants for the Fund for the fiscal year ended October 31, 2000. KPMG LLP was selected primarily on the basis of its expertise as auditors of investment companies, the quality of its audit services, and the competitiveness of the fees charged for such services. Shareholders of the Fund have previously selected KPMG LLP as the Fund's independent accountants. No representative of KPMG LLP is expected to be present at the Meeting, although an opportunity will be afforded KPMG LLP to make a statement if it desires to do so and to respond to appropriate questions.

REQUIRED VOTE AND RECOMMENDATION OF THE DIRECTORS

         Approval of this proposal requires the affirmative vote of a majority of the Fund's shares present and entitled to vote at the Meeting, assuming a quorum is present.

            ALL OF THE DIRECTORS PRESENT AT THE MEETING, INCLUDING A
                     MAJORITY OF THE INDEPENDENT DIRECTORS,
                        RECOMMEND THAT SHAREHOLDERS VOTE
                              "FOR" THIS PROPOSAL.



                             ADDITIONAL INFORMATION

OTHER MATTERS TO COME BEFORE THE MEETING

         The Directors know of no business which will be presented for consideration at the Meeting other than that set forth in Proposals 1 through 5 of the Notice of Special Meeting. If any other matters are properly presented, it is the intention of the persons designated as proxies to vote such proxies in accordance with their judgment on such matters.

DEADLINE FOR SHAREHOLDER PROPOSALS

         The Fund intends to hold an annual meeting of shareholders in the year 2001 to elect Directors, to ratify or reject the selection of its independent accountants, and to conduct other business that may come before it. Shareholder proposals for inclusion in the Fund's proxy statement for the meeting must be received by the Fund no later than April 30, 2001.



                INSTRUCTIONS FOR VOTING AND EXECUTING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and may help to avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the Registration on the proxy card.

2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the Registration on the proxy card.

3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of Registration. For example:

     REGISTRATION                                    VALID SIGNATURE

     CORPORATE ACCOUNTS

     (1) ABC Corp.                                   ABC Corp.
     (2) ABC Corp.                                   John Doe, Treasurer
     (3) ABC Corp.
           c/o John Doe, Treasurer                   John Doe, Treasurer
     (4) ABC Corp. Profit Sharing Plan               John Doe, Trustee


     TRUST ACOUNTS

     (1) ABC Trust                                   Jane B. Doe, Trustee
     (2) Jane B. Doe, Trustee
           u/t/d 12/28/78                            Jane B. Doe


     CUSTODIAL OR ESTATE ACCOUNTS

     (1) John B. Smith, Cust.
         f/b/o John B. Smith, Jr. UGMA              John B. Smith
     (2) John B. Smith                              John B. Smith, Jr., Executor

After completing your proxy card, return it in the enclosed postage paid envelope.

                          OTHER WAYS TO VOTE YOUR PROXY

       VOTE BY TELEPHONE:
1.       Read the PROXY STATEMENT and have your PROXY CARD at hand.
2.       Call toll-free 877-504-5025.
3.       Follow the simple recorded instructions.

       VOTE BY FAX:
1.       Read the PROXY  STATEMENT and have your completed  PROXY CARD at hand.
2.       Fax BOTH FRONT and BACK SIDES of your PROXY CARD by dialing
         [800-________].


The above methods of voting are generally available 24 hours a day. Do not mail the proxy card if you are voting by telephone or fax.

If you have any questions about the proxy card, please call Shareholder Communications Corporation, our proxy solicitor, at 877-504-5025.

                                    EXHIBITS

Exhibit A    Form of Investment Advisory Agreement between the Fund and U.S.
             Bank National Association

Exhibit B    Text of Article II, Section 2 of the Restated and Amended Articles
             of Incorporation

                                    EXHIBIT A
                      FORM OF INVESTMENT ADVISORY AGREEMENT


     This Agreement, made as of this __ day of _____ 2000, by and between the American Income Fund, Inc., a Virginia corporation (the "Fund"), and U.S. Bank National Association, a national banking association organized and existing under the laws of the United States of America (the "Advisor").

1. The Fund hereby retains the Advisor, and the Advisor hereby agrees to act, as investment advisor for, and to manage the investment of the assets of, the Fund as set forth herein and as further requested by the Board of Directors of the Fund. In acting hereunder the Advisor shall be an independent contractor and, unless otherwise expressly provided or authorized hereunder or by the Board of Directors of the Fund, shall have no authority to act for or in any way represent or otherwise be an agent of the Fund.


2. The Advisor, at its own expense, shall provide the Fund with all necessary office space, personnel and facilities necessary and incident to the performance of the Advisor's services hereunder. The Advisor shall pay or be responsible for the payment of all compensation to personnel of the Fund and the officers and directors of the Fund who are affiliated with the Advisor or any entity which controls, is controlled by, or is under common control with the Advisor.

3. The Advisor shall be responsible only for those expenses expressly stated in Paragraph 2 and shall not be responsible for any other expenses of the Fund including, as illustrative and without limitation, fees and charges of any custodian (including charges as custodian and for keeping books and records and similar services to the Fund); fees and expenses of directors, other than directors described in Paragraph 2; fees and expenses of independent auditors, legal counsel, transfer agents, dividend disbursing agents, and registrars; costs of and incident to issuance, redemption and transfer of its shares, and distributions to shareholders (including dividend payments and reinvestment of dividends); brokers' commissions; interest charges; taxes and corporate fees payable to any government or governmental body or agency (including those incurred on account of the registration or qualification of securities issued by the Fund); dues and other expenses incident to the Fund's membership in the Investment Company Institute and other like associations; costs of stock certificates, shareholder meetings, corporate reports and reports and notices to shareholders; and costs of printing, stationery and bookkeeping forms. The Advisor shall be reimbursed by the Fund on or before the fifteenth day of each calendar month for all expenses paid or incurred during the preceding calendar month by the Advisor for or on behalf of, or at the request or direction of, the Fund which is not the responsibility of the Advisor hereunder.

4. The Advisor may utilize an affiliate of the Advisor as a broker, including as a principal broker, provided that the brokerage transactions and procedures are in accordance with Rule 17e-1 under the Investment Company Act of 1940, as amended (the "Act"). The investment of the assets of the Fund shall at all times be subject to the applicable provisions of the Articles of Incorporation, Bylaws, Registration Statement on Form N-2 of the Fund and shall conform to the policies and purposes of the Fund as set forth in such Registration Statement
(i) as  interpreted  from time to time by the Board of Directors of the Fund and
(ii) as may be amended from time to time by the Board of Directors and/or shareholders of the Fund as permitted by the Act. Within the framework of the investment policies of the Fund, the Advisor shall have the sole and exclusive responsibility for management of the Fund's assets and the making and execution of all investment decisions for the Fund.

5. The Advisor shall see that there are rendered to the Board of Directors of the Fund such periodic and special reports as the Board of Directors may reasonably request, including any reports in respect to placement of security transactions for the Fund.


6. For the services provided and the expenses assumed by the Advisor pursuant to this Agreement, the Fund will pay to the Advisor as full compensation therefor a monthly fee at an annual rate of 0.65% of the Fund's average weekly net assets. For purposes of the calculation of the fee payable to the Advisor, average weekly net assets shall be determined on the basis of the Fund's average net assets for each weekly period ending during the month. The net assets for each weekly period are determined by averaging the net assets on the last day of such weekly period with the net assets on the last day of the immediately preceding weekly period. When the last day of a weekly period is not a Fund business day, then the calculation will be based on the net assets of the Fund on the immediately preceding Fund business day. Such fee shall be payable on the fifth day of each calendar month for services performed hereunder during the preceding month.

7. Services of the Advisor herein provided are not to be deemed exclusive, and the Advisor shall be free to render similar services or other services to others so long as its services hereunder shall not be impaired thereby.


8. The Advisor agrees to indemnify the Fund with respect to any loss, liability, judgement, cost or penalty which the Fund may directly or indirectly suffer or incur in any way arising out of or in connection with any breach of this Agreement by the Advisor.

         The Advisor shall be liable to the Fund and its shareholders or former shareholders for any negligence or willful misconduct on the part of the Advisor or any of its directors, officers, employees, representatives or agents in connection with the responsibilities assumed by it hereunder, provided, however, that the Advisor shall not be liable for any investments made by the Advisor in accordance with the explicit or implicit direction of the Board of Directors of the Fund or the investment objectives and policies of the Fund as set forth in the Registration Statement of the Fund (i) as interpreted from time to time by the Board of Directors of the Fund and (ii) as may be amended from time to time by the Board of Directors and/or shareholders of the Fund as permitted by the Act, and provided further that any liability of the Advisor resulting from a breach of fiduciary duty with respect to the receipt of compensation for services shall be limited to the period and amount set forth in Section 36(b)(3) of the Act.

9. It is understood that the officers, directors, agents and shareholders of the Fund are or may be interested in the Advisor of the Fund as officers, directors, agents or shareholders and that the officers, directors, shareholders and agents of the Advisor may be interested in the Fund otherwise than as shareholders.


10. The effective date of this Agreement with respect to the Fund shall be ________, which date shall not precede the date that this Agreement is approved by the vote of the holders of at least a majority of the outstanding shares of the Fund and the vote of the Board of Directors of the Fund, including the vote of a majority of the directors who are not parties to this Agreement or "interested persons" (as defined in the Act) of the Advisor or of the Fund, cast in person at a meeting called for the purpose of voting on such approval.


         Unless sooner terminated as hereinafter provided, this Agreement shall continue in effect for a period of more than two years from the date of its execution but only as long as such continuance is specifically approved at least annually by (a) the Board of Directors of the Fund or by the vote of a majority of the outstanding shares of the Fund and (b) the vote of a majority of the directors, who are not parties to this Agreement or "interested persons" (as defined in the Act) of the Advisor or of the Fund, cast in person at a meeting called for the purpose of voting on such approval.

11. This Agreement may be terminated with respect to the Fund at any time, without the payment of any penalty, by the Board of Directors of the Fund or by the vote of a majority of the outstanding shares of the Fund, or by the Advisor, upon 60 days' written notice to the other party.


         This Agreement shall automatically terminate in the event of its "assignment" (as defined in the Act), provided, however, that such automatic termination shall be prevented in a particular case by an order of exemption from the Securities and Exchange Commission or a no-action letter of the staff of the Commission to the effect that such assignment does not require termination as a statutory or regulatory matter.

12. This Agreement may be modified by mutual consent, such consent as to the Fund only to be authorized by a majority of the directors who are not parties to this Agreement or "interested persons" (as defined in the Act) of the Advisor or of the Fund and the vote of a majority of the outstanding shares of the Fund.


13. Wherever referred to in this Agreement, the vote or approval of the holders of a majority of the outstanding shares of the Fund shall mean the lesser of (a) the vote of 67% or more of the shares of the Fund represented at a meeting where more than 50% of the outstanding shares are present in person or by proxy, or
(b) the vote of more than 50% of the outstanding shares of the Fund.


14. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder shall not be thereby affected.


15. Any notice under this Agreement shall be in writing, addressed, delivered or mailed, postage prepaid, to the other party at such address as such other party may designate in writing for receipt of such notice.


16. The internal law, and not the law of conflicts, of the State of Minnesota will govern all questions concerning the construction, validity and interpretation of this Agreement and the performance of the obligations imposed by this Agreement.


17. This Agreement, including its exhibits, constitutes the entire agreement between the parties concerning its subject matter and supersedes all prior and contemporaneous agreements, representations and understandings of the parties.


         IN WITNESS WHEREOF, the Fund and the Advisor have caused this Agreement to be executed by their duly authorized officers as of the day and year first above written.



                             AMERICAN INCOME FUND, INC.


                             By _________________________________

                             Its__________________________________



                             U.S. BANK NATIONAL ASSOCIATION


                             By _________________________________

                             Its _________________________________

                                    EXHIBIT B
                      TEXT OF ARTICLE II, SECTION 2 OF THE
                 RESTATED AND AMENDED ARTICLES OF INCORPORATION


                                   Article II

2.a. Whenever it is deemed by the Board of Directors to be prudent to prevent the imposition of a tax or penalty on the Corporation, the Board of Directors or its delegate may require to be filed with the Corporation an affidavit from any owner or other holder or proposed transferee of shares of capital stock stating whether such owner, holder or proposed transferee is a "Disqualified Organization" and providing such other information (in a form determined by the Board of Directors) as the Board of Directors may request for this purpose. Furthermore, the Corporation shall have the right, but shall not be required, to refuse to recognize any transfer of any shares of capital stock purportedly transferred if an affidavit requested pursuant to this Section 2.a has not been completed as requested and received by the Corporation at such place as shall be designated by the Board of Directors or its delegate.

b. The Corporation shall not issue shares of its capital stock to a Disqualified Organization and shares of capital stock of the Corporation may not be transferred to any Disqualified Organization. Any such attempted or purported transfer shall be null and void and ineffective as against the Corporation, and the Corporation shall not recognize such attempted or purported transfer for any purpose whatsoever (except as provided in Subsection c. below), including the determination of who is entitled to receive dividends or other distributions or to vote in or to receive notice of the affairs of the Corporation. If the foregoing provision is determined to be void or invalid by virtue of any final adjudication by a court of competent jurisdiction, statute, rule or regulation, then any Disqualified Organization owning or holding shares of capital stock of the Corporation shall be deemed, at the option of the Corporation and as of such time as the Corporation shall designate, to have acted as agent on behalf of the Corporation in acquiring those shares and to hold those shares on behalf of the Corporation. In the event that the Corporation incurs a tax or penalty as a result of a Disqualified Organization owning or holding shares of capital stock of the Corporation, then such Disqualified Organization shall, at the option of the Corporation, reimburse the Corporation for the full amount of such tax or penalty and for any other costs or losses incurred by the Corporation as a result of such Disqualified Organization owning or holding shares of the Corporation (including attorneys' and accountants' fees incurred in connection with the tax or penalty and collection from the Disqualified Organization pursuant hereto).

c. Whenever it is deemed by the Board of Directors or its delegate to be prudent in preventing the imposition of a tax or penalty on the Corporation by reason of the possibility that shares of capital stock of the Corporation are owned or held by an organization which the Board of Directors or its delegate in good faith determines is or may be a Disqualified Organization, the Corporation may, solely at its option, purchase some or all shares of capital stock owned or held by such organization. Written notice of such purchase shall be provided to the owner or holder of such shares to be purchased not less than seven calendar days prior to the settlement date for the purchase (the "Settlement Date") determined by the Board of Directors or its delegate and included in the notice of purchase. The purchase price to be paid for such shares to be purchased shall be equal to the lowest of (i) (a) with respect to the shares to be purchased, the closing price of such shares on the principal national securities exchange on which those shares are listed or admitted to trading on the last business day prior to the Settlement Date or, if lower, such price as of the date the shares were acquired by the owner or holder, or (b) if that class of capital stock whose shares are to be purchased are not so listed or admitted to trading, the closing bid price of the shares to be purchased as of the last business day prior to the Settlement Date as reported on the NASDAQ System, if quoted thereon or, if lower, such price as of the date the shares were acquired by the owner or holder, or (ii) the net asset value of the shares of capital stock to be purchased (the " Net Asset Value"), as of the last business day prior to the Settlement Date, or if lower, the Net Asset Value on the date the shares were acquired by the owner or holder; provided, however, if the purchase price is not determinable in accordance with either clauses (i) (a) or (i) (b) of this sentence, the purchase price shall be the lower of Net Asset Value or Fair Market Value (as determined in good faith by the Board of Directors) as of (i) the Settlement Date, or (ii) the date on which the shares to be purchased were acquired by the owner or holder thereof. The purchase price (reduced by any appropriate offsets) for any shares of capital stock so purchased shall be payable on the Settlement Date and in no case shall bear interest.

d. No provision in these Articles shall limit the authority of the Board of Directors to take any and all other action as it, in its sole discretion, deems necessary or advisable to protect the Corporation or the interests of its shareholders to prevent the imposition of a tax or penalty on the Corporation

e. If any provision of this section 2 or any application of any such provision is determined in a final adjudication to be invalid by any court having jurisdiction over the issue, the validity of the remaining provisions of this Section 2 shall not be affected and other applications of such provision shall be affected only to the extent necessary to comply with the determination of that court.


f. For purposes of this Section 2, a "Disqualified Organization" means (i) the United States, any state or political subdivision thereof, any foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (ii) any organization (other than a cooperative described in section 521 of the Internal Revenue Code of 1986, as amended ("Code")) which is exempt from tax imposed by chapter 1 of the Code unless such organization is subject to the tax imposed by section 511 of the Code on its unrelated business taxable income, (iii) any organization that is a rural electrical or telephone cooperative described in Code section 1381 (a) (2) (c). For purposes of clause (i) of the immediately preceding sentence, a corporation shall not be treated as an instrumentality of the United States or of any state or political subdivision thereof, if (i) all of the activities of such corporation are subject to the tax imposed by the Code, and (ii) a majority of the board of directors of such corporation is not selected (within the meaning of such term as used in section 168 (h) (2) (D) of the Code) by the United States or any state or political subdivision thereof (except that this clause (ii) shall not apply to the Federal Home Loan Mortgage Corporation).

g. The existence of the restrictions on transfer on the capital stock of the Corporation set forth in this Article shall be noted conspicuously on the front or back of the certificate evidencing shares of such stock or contained in any information statement required by Section 13.1-648(b) of the Virginia Stock Corporation Act.


  *****************************************************************************


                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH PROPOSAL.

                   PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN
                   YOUR PROXY IN THE ENCLOSED ENVELOPE TODAY!

                  Please detach at perforation before mailing.

   - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                            MENTOR INCOME FUND, INC.

                      PROXY FOR THE MEETING OF SHAREHOLDERS
                        TO BE HELD ON SEPTEMBER 27, 2000


     The undersigned, revoking all Proxies heretofore given, hereby appoints Catherine E. Foley, Sally E. Ganem, Maureen E. Towle and Beth K. Werths or any of them as Proxies of the undersigned, with full power of substitution, to vote on behalf of the undersigned all shares of Mentor Income Fund, Inc. (the "Fund") that the undersigned is entitled to vote at the special meeting of shareholders of the Fund to be held at 10:00 a.m. on September 27, 2000 at the offices of the Evergreen Funds, 200 Berkeley Street, 26th Floor, Boston, Massachusetts 02116 and at any adjournments thereof, as fully as the undersigned would be entitled to vote if personally present.

     NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any.

                                  Date                 , 2000


                                  ----------------------------------------

                                  ----------------------------------------
                                  Signature(s) and Title(s), if applicable

          - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF MENTOR INCOME FUND, INC. THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR THE PROPOSALS IF NO CHOICE IS INDICATED. THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS A VOTE FOR THE PROPOSALS. PLEASE MARK YOUR VOTE BELOW IN BLUE OR BLACK INK. DO NOT USE RED INK. EXAMPLE: X


                                               FOR       AGAINST       ABSTAIN

1. To approve a new investment advisory        [ ]         [ ]          [ ]
   agreement between the Fund and U.S.
   Bank National Association.
                                                     FOR
                                                 ALL NOMINEES       WITHHOLD
                                                 LISTED BELOW       AUTHORITY

2. To elect members of the Board of Directors      [ ]                 [ ]
   of the Fund to hold office until their
   successors are duly elected and qualified.

[(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEES NAME IN THE LIST BELOW)

[ROBERT J. DAYTON            ROGER A. GIBSON         ANDREW M. HUNTER III
 LEONARD W. KEDROWSKI        JOHN M. MURPHY, JR.     ROBERT L. SPIES
 JOSEPH D. STRAUSS           VIRGINIA L. STRINGER]


                                                   FOR     AGAINST      ABSTAIN

3.  To approve the  amendment to Article I         [ ]      [ ]          [ ]
    of the Fund's Restated and Amended Articles of Incorporation changing the name of the corporation to American Income Fund
    Inc.

                                                    FOR    AGAINST      ABSTAIN

4.  To approve the amendment to Article II of       [ ]     [ ]           [ ]
    the Fund's Restated and Amended Articles of Incorporation deleting Section 2 thereof.

                                                    FOR    AGAINST      ABSTAIN

5.   To ratify the selection of KPMG LLP            [ ]     [ ]           [ ]
     as independent accountants.

                                                     FOR    AGAINST     ABSTAIN

6.   To consider and vote upon such other matters    [ ]      [ ]        [ ]
     as may properly come before said meeting or any adjournments thereof.